EXHIBIT 10.2
EXECUTION VERSION
May 21, 2025

The Davey Tree Expert Company
1500 North Mantua Street
Kent, Ohio 44240
Re: Amendment No. 3 to Note Purchase and Private Shelf Agreement
Ladies and Gentlemen:
Reference is made to the Note Purchase and Private Shelf Agreement, dated as of September 21, 2018 (as amended by that certain Amendment No. 1 to Note Purchase and Private Shelf Agreement dated as of September 20, 2021 and Amendment No. 2 to Note Purchase and Private Shelf Agreement dated as of August 15, 2024, the “Note Agreement”), by and among The Davey Tree Expert Company, an Ohio corporation (the “Issuer”), on the one hand, and PGIM, Inc. (“Prudential”), the Initial Purchasers party thereto, and each Prudential Affiliate (as therein defined) which has become or hereafter becomes a party thereto, on the other. Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.
The Issuer has requested that Prudential and the holders of Notes agree to amend the Note Agreement, as more particularly described below. Subject to the terms and conditions hereof, Prudential and the Required Holder(s) are willing to agree to such request.
Accordingly, in accordance with the provisions of Section 17.1 of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to the Note Agreement. Effective upon the Effective Date (as defined in Section 3 below), the parties hereto agree that the Note Agreement is amended as follows:
1.1. Clause (f) of Section 10.2 of the Note Agreement is hereby amended and restated in its entirety to read as follows:
(f)    unsecured intercompany Indebtedness permitted pursuant to Section 10.5(vi) hereof;

1.2. Clause (iv) of Section 10.5 of the Note Agreement is hereby amended and restated in its entirety to read as follows:

(iv) the (x) holding of Subsidiaries listed on Schedule 5.4 attached hereto and made a part hereof, (y) creation or formation of Subsidiaries after the Amendment No. 3 Effective Date and the holding of each such Subsidiary so long as each such Subsidiary becomes a Subsidiary Guarantor if required pursuant to Section 9.7 hereof and the Issuer delivers an updated Schedule 5.4 concurrently with the creation or formation of each such Subsidiary and (z) initial investment in and holding of a Receivables Subsidiary;

1.3. Clause (vi) of Section 10.5 of the Note Agreement is hereby amended and restated in its entirety to read as follows:

(vi) unsecured intercompany Indebtedness (w) owed by any Transaction Party to another Transaction Party, (x) owed by any Transaction Party to any wholly-owned, non-Transaction Party Subsidiary (other than any Receivables Subsidiary) in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000) when combined with the aggregate amount under clause (z) below (provided that, upon the request of the Required Holder(s) in their reasonable discretion, such Indebtedness shall be subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Note Agreement), (y) owed by any non-Transaction Party to any other non-Transaction Party; and (z) owed by any wholly-owned non-Transaction Party to any Transaction Party in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000) when combined with the aggregate amount under clause (x) above;

1.4. Schedule A to the Note Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” means May 21, 2025.

“Intercompany Note Agreement” means the intercompany note agreement in the form attached hereto as Schedule 10.5(vi), relating to Indebtedness owed among the Issuer, the other Transaction Parties party thereto and the other Subsidiaries of the Transaction Parties party thereto, for the benefit of the holders of the Notes.

“Transaction Parties” means, collectively, the Issuer and the Subsidiary Guarantors.

1.5. Schedule 5.4 to the Note Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

1.6. The Note Agreement is hereby amended by attaching a new Schedule 10.5(vi) in the form attached hereto as Exhibit B.

SECTION 2. Representations and Warranties. The Issuer and each Subsidiary Guarantor represents and warrants that (a) the execution and delivery of this letter agreement has been duly authorized by all requisite corporate action on behalf of the Issuer and such Subsidiary

Guarantor, this letter agreement has been duly executed and delivered by an authorized officer of the Issuer and such Subsidiary Guarantor, and the Issuer and such Subsidiary Guarantor have obtained all authorizations, consents, and approvals necessary for the execution, delivery and performance by the Issuer and such Subsidiary Guarantor of this letter agreement and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Note Agreement and the other Financing Documents is true and correct in all material respects as of the date of execution and delivery of this letter agreement by the Issuer and the Subsidiary Guarantors with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (c) after giving effect to the amendments in Section 1 of this letter agreement, no Event of Default or Default exists and (d) neither the Issuer nor any Subsidiary Guarantor has paid or agreed to pay, any fees or other consideration for or with respect to the amendment to the Credit Agreement described in Section 3.1(b) below.

SECTION 3. Effectiveness. The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

3.1. Documents. Prudential and each holder of a Note shall have received original counterparts or, if satisfactory to such holder, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such holders, dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect with no event having occurred and being then continuing that would constitute a default thereunder or constitute or provide the basis of the termination thereof:

(a) this letter agreement duly executed by Prudential, the holders of the Notes, the Issuer and the Subsidiary Guarantors; and

(b) an executed copy of an amendment to the Credit Agreement in form and substance satisfactory to the Required Holder(s).

3.2. Representations. All representations set forth in Section 2 of this letter agreement shall be true and correct as of the Effective Date, except for such representations and warranties that speak of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

3.3. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to the Required Holder(s), and the Required Holder(s) shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

3.4. Fees and Expenses. The Issuer shall have paid the reasonable fees, charges and disbursements of the special counsel of Prudential and the holders of Notes to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day before the Effective Date.

SECTION 4. Reference to and Effect on Note Agreement and Notes; Ratification of Financing Documents. Upon the effectiveness of the amendments in Section 1 of this letter agreement, each reference to the Note Agreement in any other Financing Document shall mean and be a reference to the Note Agreement, as modified by this letter agreement. Except as specifically set forth in Section 1 hereof, the Note Agreement, the Notes in existence as of the Effective Date and each other Financing Document shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically stated in this letter agreement, the execution, delivery and effectiveness of this letter agreement shall not (a) amend the Note Agreement, any Note or any other Financing Document, (b) operate as a waiver of any right, power or remedy of any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Financing Document at any time. The execution, delivery and effectiveness of this letter agreement shall not be construed as a course of dealing or other implication that any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Note Agreement in the future, whether or not under similar circumstances.

SECTION 5. Expenses. The Issuer hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay all reasonable out-of-pocket costs and expenses, including reasonable out-of-pocket attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby. The obligations of the Issuer under this Section 5 shall survive transfer by any holder of any Note and payment of any Note.

SECTION 6. Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty after giving effect to such amendments. Each Subsidiary Guarantor hereby acknowledges that, notwithstanding the foregoing amendments, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each of the Subsidiary Guarantors agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guarantied Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Note Agreement, as amended by this letter agreement.

SECTION 7. Governing Law. THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 8. Counterparts; Section Titles; Electronic Contracting. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement. The section titles contained in this letter agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The parties agree to electronic contracting and signatures with respect to this letter agreement. Delivery of an electronic signature to, or a signed copy of, this letter agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if Prudential or any holder of Notes shall request manually signed counterpart signatures to this letter agreement, the Company and the Subsidiary Guarantors hereby agree to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

[signature page follows]

Very truly yours,

PGIM, INC.

By:	/s/ Anna Sabiston
Vice President

PICA HARTFORD LIFE & ANNUITY
COMFORT TRUST

By:	The Prudential Insurance Company of
America, as Grantor

By:	PGIM, Inc. (as Investment Manager)

By:	/s/ Anna Sabiston
Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY
PRUCO LIFE INSURANCE COMPANY
PRUDENTIAL LEGACY INSURANCE
COMPANY OF NEW JERSEY
PRUDENTIAL ARIZONA REINSURANCE
TERM COMPANY

By:	PGIM, Inc. (as Investment Manager)

By:	/s/ Anna Sabiston
Vice President

Amendment No. 3 to Note Purchase and Private Shelf Agreement

THE INDEPENDENT ORDER OF
FORESTERS
ZURICH AMERICAN INSURANCE
COMPANY
FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY

By:	PGIM Private Placement Investors, L.P. (as
Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as
its General Partner)

By:	/s/ Anna Sabiston
Vice President

Amendment No. 3 to Note Purchase and Private Shelf Agreement

The foregoing letter agreement
hereby accepted as of the
date first above written:

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Senior Vice President, Treasurer and Operations Support

DAVEY TREE SURGERY COMPANY

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Vice President and Treasurer

WOLF TREE INC.

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Vice President and Treasurer

DAVEY RESOURCE GROUP, INC.

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Vice President and Treasurer

WETLAND STUDIES AND SOLUTIONS, INC.

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Vice President and Treasurer

Amendment No. 3 to Note Purchase and Private Shelf Agreement

EXHIBIT A

See attached.

Schedule 5.4
Subsidiaries of the Issuer and
Ownership of Subsidiary Stock

(i) Subsidiaries:

Name	Jurisdiction	% of Shares/Ownership Interests	Subsidiary Guarantor (Yes/No)

Davey Resource Group, Inc.	Delaware	100%	Yes

Davey Tree Surgery Company	Delaware	100%	Yes

DRG Engineering MI, Inc.	Michigan	100%	No

DTE Company	Ohio	100%	No

NV Reston, LLC	Virginia	100%	No

Northern Virginia Stream Restoration, L.C.	Virginia	100%	No

Standing Rock Insurance Company	Vermont	100%	No

The Davey Tree Expert Co. of Canada, Ltd.	Canada	100%	No

Wetland Studies and Solutions, Inc.	Virginia	100%	Yes

Wolf Tree Inc.	Tennessee	100%	Yes

Chippers, Inc.	Vermont	100%	No

Buchanan Consulting Services LLC	Ohio	100%	No

Amy S. Greene Environmental Consultants, Inc.	New Jersey	100%	No

DRG Pacific Services, LLC	Delaware	100%	No

Bull Run Wetlands, L.C.	Virginia	100%	No

Loudoun County Wetlands and Stream Restoration, L.C.	Virginia	100%	No

North Fork Wetlands Bank, L.C.	Virginia	100%	No

Cedar Run Wetlands, L.C.	Virginia	100%	No

Civil Training, LLC	Virginia	100%	No

Catalina Land Holdings LLC	Delaware	100%	No

Davey Tree Expert of Puerto Rico LLC	Puerto Rico	100%	No

Mickman Brothers, Inc.	Minnesota	100%	No

Davey Rail Services, LLC	Delaware	100%	No

Vancuren Services, Inc.	Ohio	100%	No

Midwest Land Clearing, Inc.	Ohio	100%	No

Restoration Systems, LLC	North Carolina	100%	No

Poe’s Landing LLC	Delaware	100%	No

Milburnie Mitigation Company, LLC	North Carolina	100%	No

RS Shorelines, LLC	North Carolina	100%	No

DRG Kentucky I, LLC	Delaware	100%	No

DRG Kentucky II, LLC	Delaware	100%	No

DRG Kentucky III, LLC	Delaware	100%	No

DRG Kentucky IV, LLC	Delaware	100%	No

Davey RC, LLC	Delaware	100%	No

DRG Grid Reliability, LLC	Delaware	100%	No

DTE Assets, LLC	Delaware	100%	No

DTS California, LLC	Delaware	100%	No

DTE Holdings, LLC	Delaware	100%	No

(ii) Affiliates:

None.

(iii) Issuer’s Directors and Senior Officers:

Directors
Donald C. Brown
Patrick M. Covey
Alejandra Evans
William J. Ginn
Douglas K. Hall
Thomas A. Haught
Catherine M. Kilbane
Charles D. Stapleton
Karl J. Warnke

Senior Officers
Patrick M. Covey, Chairman, President and Chief Executive Officer
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary
James F. Stief, Executive Vice President, U.S. Residential Operations
Brent R. Repenning, Executive Vice President, U.S. Utility and Davey Resource Group
Dan A. Joy, Executive Vice President and General Manager, Commercial Landscape Services and Operations Support Services
James E. Doyle, Executive Vice President and General Manager, Davey Tree Expert Co. of Canada, Limited
Gregory M. Ina, Executive Vice President, The Davey Institute and Employee Development
Erika J. Schoenberger, Vice President, General Counsel and Secretary
Christopher J. Bast, Vice President and Treasurer
Thea R. Sears, Vice President and Controller